 Pioneer      AMT    Free    Municipal      Fund
Class A Shares (PBMFX)	Class B Shares (PBMUX)	Class C Shares (MNBCX)
Class Y Shares (PBYMX)
Summary Prospectus	May 1, 2011
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at http://us.pioneerinvestments.com/misc/prospectus.jsp. You also can obtain this information at no cost by calling 1-800-225-6292 or by sending an email request to askpioneer@pioneerinvestments.com. The fund’s current prospectus and statement of additional information, dated May 1, 2011, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders dated December 31, 2010, are incorporated by reference into this summary prospectus.
Investment objectiveAs high a level of current interest income exempt from federal income tax as is consistent with the relative stability of capital.Fees and expenses of the fundThis table describes the fees and expenses that you may pay if you buy and hold shares of the fund.You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $100,000 in Class A shares of the Pioneer funds. More information about these and other discounts is available from your investment professional and in the “Sales charges” section of the prospectus beginning on page 34 and the “Sales charges” section of the statement of additional information beginning on page 57.

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Summary Prospectus
Shareowner fees
(fees paid directly from your investment)	Class A	Class B	Class C	Class Y
Maximum sales charge (load) when you buy shares (as a percentage of offering price)	4.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price or the amount you receive when you sell shares, whichever is less)	None	4%	1%	None
Annual fund operating expenses
(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%
Other Expenses	0.10%	0.18%	0.10%	0.05%
Total Annual Fund Operating Expenses	0.85%	1.68%	1.60%	0.55%
Less: Fee Waiver and Expense Reimbursement[1]	–0.03%	0.00%	0.00%	0.00%
Net Expenses[1]	0.82%	1.68%	1.60%	0.55%
1	The fund’s investment adviser has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 0.82% of the average daily net assets attributable to Class A shares. This expense limitation is in effect through May 1, 2012. There can be no assurance that the adviser will extend the expense limitation beyond such time. While in effect, the arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.
ExampleThis example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the fund’s total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	If you redeem your shares				If you do not redeem your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$530	$706	$897	$1,449	$530	$706	$897	$1,449
Class B	571	830	1,013	1,766	171	530	913	1,766
Class C	263	505	871	1,900	163	505	871	1,900
Class Y	56	176	307	689	56	176	307	689

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Portfolio turnoverThe fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 18% of the average value of its portfolio.Principal investment strategiesNormally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in investment grade municipal bonds with a maturity of more than one year, the interest on which is exempt from regular federal income tax. The fund normally will not invest in securities the interest on which is a tax preference item for purposes of the federal alternative minimum tax (AMT).The fund’s investments include bonds, notes and other debt instruments issued by or on behalf of states, counties, municipalities, territories and possessions of the United States and the District of Columbia and their authorities, political subdivisions, agencies or instrumentalities.The fund may invest up to 10% of its net assets in debt securities rated below investment grade (known as “junk bonds”). The fund’s investments in debt securities rated below investment grade may include debt securities rated “D” or better, or comparable unrated securities.The fund may invest in municipal securities of any maturity, although under normal circumstances it is anticipated that the fund will generally invest in longer-term investments.The fund may invest 25% or more of its assets in issuers in any one or more states or securities the payments on which are derived from gas, electric, telephone, sewer, water, healthcare, education and transportation segments of the municipal bond market.The fund’s investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, inverse floating rate, floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features. The fund’s investments may include instruments that allow for balloon payments or negative amortization payments.

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Summary Prospectus The fund normally will limit its investment in municipal securities whose issuers are located in the same state to less than 25% of the fund’s total assets.The fund may use derivatives, such as inverse floating rate obligations, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund’s return as a non-hedging strategy that may be considered speculative. The fund may invest up to 10% of its net assets in inverse floating rate obligations. The fund also may invest in subordinated securities and collateralized debt obligations, and may hold cash or other short-term investments.The fund may invest up to 20% of its net assets in taxable investments, including securities of other investment companies, commercial paper, U.S. government securities, U.S. or foreign bank instruments and repurchase agreements.The fund’s investment adviser, considers both broad economic factors and issuer specific factors in selecting investments to buy and sell. In assessing the appropriate maturity and rating weighting of the fund’s portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities based upon such factors as a security’s yield, liquidity and rating, an assessment of credit quality and issuer diversification.Principal risks of investing in the fundYou could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objective. Following is a summary description of principal risks of investing in the fund.Market risk. The values of securities held by the fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the fund. In response to the crisis, the U.S. government and the Federal Reserve have taken steps to support financial markets. The withdrawal of this support could also negatively

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affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time. The fund may experience a substantial or complete loss on any individual security.Interest rate risk. Interest rates may go up, causing the value of the fund’s investments to decline (this risk may be greater for securities with longer maturities).Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Junk bonds have a higher risk of default or are already in default and are considered speculative.Prepayment or call risk. During periods of declining interest rates, the issuer of a security (or borrowers in a pool of loans) may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. The fund also may lose any premium it paid on the security.Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security.Liquidity risk. Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.Municipal securities risk. The issuer of a municipal security may not be able to make timely payments because of economic, political or other developments that may adversely affect the issuer. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated

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Summary Prospectus risks and developments. Many states and municipalities, as the rest of the nation, have experienced a significant economic slowdown, resulting in decreased revenues and budget shortfalls, which may adversely affect the ability of issuers of municipal securities to make required payments, as well as the market value and marketability of municipal securities held by the fund.In addition, new federal or state legislation or other developments may adversely affect the tax-exempt status of securities held by the fund or the ability of municipalities to repay these obligations. The rate of interest paid on municipal securities normally is lower than the rate of interest paid on fully taxable securities. Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.To the extent that the fund invests in municipal securities whose issuers are located in the state of California, the fund will be more susceptible to economic, political and other developments that may adversely affect California issuers than are funds whose portfolios are more geographically diverse. These developments may include state or local legislation or policy changes, voter-passed initiatives, erosion of the tax base or reduction in revenues of the state or one or more local governments, the effects of terrorist acts or the threat of terrorist acts, the effects of possible natural disasters, or other economic or credit problems affecting the state generally or any individual locality. The major sources of revenues for local government, property taxes and sales taxes, as well as fees based on real estate development, are all adversely affected by the recent economic recession. Unfavorable developments in any economic sector may adversely affect the overall California municipal market. Although California has a relatively diversified economy, California has concentrations in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction, government and services.High yield or “junk” bond risk. Debt securities that are below investment grade, called “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

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Portfolio selection risk. The adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.Risks of collateralized debt obligations. The risks of an investment in a collateralized debt obligation (CDO) depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the fund invests (e.g., the fund may invest in a tranche of CDO that is subordinate to other tranches). Investments in CDOs may be characterized by the fund as illiquid securities, which may be difficult to sell at an advantageous time or price.Risks of subordinated securities. A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.Taxable investment risk. Although distributions of interest income from the fund’s tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions and any gains on the sale of your shares, are not. In addition, interest received by the fund and distributed to shareholders will be taxable if the bonds fail to meet certain regulatory requirements. You should consult a tax adviser about whether an alternative minimum tax applies to you and about state and local taxes on your fund distributions.Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.Risks of inverse floating rate obligations. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable

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Summary Prospectus long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.Derivatives risk. Using derivatives exposes the fund to additional risks, may increase the volatility of the fund’s net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund’s underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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The fund’s past performanceThe bar chart and table indicate the risks and volatility of an investment in the fund by showing how the fund has performed in the past. The bar chart shows changes in the performance of the fund’s Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Barclays Capital Municipal Bond Index, a broad-based measure of market performance that has characteristics relevant to the fund’s investment strategies. You can obtain updated performance information by visiting https://us.pioneerinvestments.com/performance or by calling 1-800-225-6292.The fund acquired the assets and liabilities of Safeco Municipal Bond Fund (the predecessor fund) on December 10, 2004.The performance of Class A, Class B and Class C shares of the fund includes the net asset value performance of the predecessor fund’s Class A, Class B and Class C shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower. Prior to August 2, 2004, Safeco Asset Management, Inc. served as the predecessor fund’s investment adviser.The fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.The bar chart does not reflect any sales charge you may pay when you buy fund shares. If this amount was reflected, returns would be less than those shown.

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Summary Prospectus Annual return Class A shares (%)(Year ended December 31)

For the period covered by the bar chart:The highest calendar quarterly return was 12.24% (07/01/2009 to 09/30/2009)The lowest calendar quarterly return was –7.48% (07/01/2008 to 09/30/2008)Average annual total return (%)(for periods ended December 31, 2010)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A					9/30/96
Return before taxes	-2.47	1.90	4.00	4.46
Return after taxes on distributions	-2.47	1.80	3.16	3.25
Return after taxes on distributions and sale of shares	-0.04	2.25	3.37	3.39
Class B	-2.65	1.96	3.63	4.05	9/30/96
Class C	1.26	2.03	N/A	2.74	10/1/03
Class Y	2.34	N/A	N/A	2.48	11/10/06
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	2.38	4.09	4.83	5.31	9/30/96

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.After-tax returns are shown only for Class A shares. After-tax returns for Class B, Class C and Class Y shares will vary.Management
Investment adviser	Pioneer Investment Management, Inc.
Portfolio management	David Eurkus, senior vice president at Pioneer (portfolio manager of the fund since 2006). Timothy Pynchon, portfolio manager at Pioneer (portfolio manager of the fund since 2009).
Purchase and sale of fund sharesYou may purchase, exchange or sell (redeem) shares each day the New York Stock Exchange is open through your financial intermediary or, for accounts held directly with the fund, by contacting the fund’s transfer agent in writing or by telephone (Pioneer Investment Management Shareholder Services, Inc., P.O. Box 55014, Boston, MA 02205-5014, tel. 1-800-225-6292).Your initial investment for Class A or Class C shares must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares. The initial investment for Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount for Class Y shares. Effective December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except for reinvestment of dividends and/or capital gains distributions and exchanges for Class B shares of other Pioneer funds.Tax informationThe fund intends to distribute income that is exempt from regular federal income tax and the federal alternative minimum tax. A portion of the fund’s distributions may be subject to such taxes.

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Summary Prospectus Payments to broker-dealers and other financial intermediariesIf you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the fund over another investment. Ask your salesperson or investment professional or visit your financial intermediary’s website for more information.23429-00-0511
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